SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2000

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                           WELLS ALUMINUM CORPORATION
             (Exact name of registrant as specified in its charter)

         Maryland                     333-31071                  35-1139550
      (State or other              (Commission file           (I.R.S. employer
jurisdiction of incorporation          number)               identification no.)
      or organization)

    809 Gleneagles Court, Suite 300
          Baltimore, Maryland                                     21286
 (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (410) 494-4500

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Item 1.           Change in Control of Registrant.

                  On February 23, 2000, pursuant to a Stock Purchase Agreement (the "Purchase Agreement"), dated as of January 24, 2000, by and among Norsk Hydro Americas, Inc. ("Norsk Hydro"), Norsk Hydro USA, L.P. and the stockholders of Wells Aluminum Corporation, Norsk Hydro acquired all of the outstanding shares of Class A common stock of Wells Aluminum Corporation.

                  Effective as of February 23, 2000, pursuant to the Purchase Agreement, all current members of the Registrant's Board of Directors, other than Russell W. Kupiec, W. Russell Asher and Lynn F. Brown, resigned as directors of the Registrant. The remaining members of the Board of Directors of the Registrant then elected Ivar Hafsett, President of Hydro Aluminum s.a., Odd Gullberg, President and Chief Executive Officer of Norsk Hydro, and Kendrick Wallace, General Counsel of Norsk Hydro, as new directors of the Registrant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WELLS ALUMINUM CORPORATION

Date:    March 1, 2000                      By: /s/
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                                               Name:  W. Russell Asher
                                               Title: Chief Financial Officer


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